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                                                                 Exhibit 10.47.1


                       AMENDMENT NO. 1 TO LOAN AGREEMENT

                  THIS AMENDMENT NO. 1 TO LOAN AGREEMENT (this "AMENDMENT") is made and entered into as of December 18, 2003, by and among: (a) BOWATER FUNDING INC., a Delaware corporation, as "BORROWER", (a) BOWATER INCORPORATED, a Delaware corporation, in its capacity as the initial "SERVICER", (c) THREE PILLARS FUNDING LLC (f/k/a Three Pillars Funding Corporation) and BLUE RIDGE ASSET FUNDING CORPORATION (collectively, the "CONDUIT LENDERS"), (d) SUNTRUST BANK and WACHOVIA BANK, NATIONAL ASSOCIATION (collectively, together with the Conduit Lenders, the "LENDERS"), (e) SUNTRUST CAPITAL MARKETS, INC. and WACHOVIA BANK, NATIONAL ASSOCIATION as "CO-AGENTS", and (f) SUNTRUST CAPITAL MARKETS, INC., as "ADMINISTRATIVE AGENT" (together with the Co-Agents, the "AGENTS"), and pertains to that certain Loan Agreement dated as of December 19, 2002 by and among the parties hereto (the "EXISTING AGREEMENT"). CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED THERETO IN THE EXISTING AGREEMENT.

                                   BACKGROUND

                  1. Borrower desires to extend the Existing Agreement as hereinafter set forth.

                  2. Each of the Agents and the Lenders is willing to extend the Existing Agreement on the terms and subject to the conditions set forth in this Amendment.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                  1. AMENDMENTS.

                  1.1. Each of the following definitions in Section 1.1 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

                    "LIQUIDITY TERMINATION DATE" means, with respect to each of the Conduit Lenders, the earlier to occur of (a) December 16, 2004, as such date may be extended from time to time by such Conduit Lender's Liquidity Banks in accordance with its Liquidity Agreement, and (b) the occurrence of an Event of Bankruptcy with respect to such Conduit Lender.

                    "SCHEDULED COMMITMENT TERMINATION DATE" means December 16,
                 2004, as extended from time to time by mutual agreement of the parties hereto.

                  1.2. All references in the Transaction Documents to "Three Pillars Funding Corporation" are hereby replaced with Three Pillars Funding LLC."

                  2. REPRESENTATIONS. In order to induce the Agents and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Agents and the Lenders



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that no Significant Event or Unmatured Significant Event exists and is continuing as of the date hereof.

                  3. EFFECTIVENESS. This Amendment shall become effective as of the date first above written and binding upon the parties hereto and their respective successors and assigns when (a) counterparts hereof shall have been executed and delivered to the Administrative Agent by each of the parties hereto, (b) each of the Conduit Lenders shall have received an extension of its Liquidity Agreement through the Liquidity Termination Date as amended hereby, and (c) each of the Co-Agents receives, in immediately available fluids, a fully-earned and nonrefundable extension fee of $25,000.

                  4. RATIFICATION. Except as expressly amended above, the Existing Agreement remains unaltered and in fill force and effect and is hereby ratified and confirmed.

                  5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

                  6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

                      [SIGNATURE PAGES BEGIN ON NEXT PAGE]










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                    IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BOWATER FUNDING INC., AS BORROWER
By:      /s/ William G. Harvey
         ---------------------
Name:            William G. Harvey
Title:           Vice President and Treasurer

BOWATER INCORPORATED, AS INITIAL SERVICER
By:      /s/ William G. Harvey
         ---------------------
Name:            William G. Harvey
Title:           Vice President and Treasurer







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BLUE RIDGE ASSET FUNDING CORPORATION, AS A CONDUIT LENDER

BY:  WACHOVIA CAPITAL MARKETS, LLC, ITS ATTORNEY-IN-FACT

BY:  /s/ Douglas R. Wilson, Sr.              \
     --------------------------
NAME:  Douglas R. Wilson, Sr.
TITLE:  Vice President




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WACHOVIA BANK, NATIONAL ASSOCIATION, AS A COMMITTED LENDER AND AS BLUE RIDGE
AGENT



By:  /s/ Rodney Sanders
     -------------------
Name:  Rodney Sanders
Title:   Director


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THREE PILLARS FUNDING LLC (F/K/A THREE PILLARS FUNDING CORPORATION),
AS A CONDUIT LENDER


By:  /s/ Evelyn Echevama
     ---------------------
Name:         Evelyn Echevama
Title:        Vice President

SUNTRUST BANK, AS A COMMITTED LENDER



By:  /s/ Jenna H. Kelly
     ------------------
Name:  Jenna H. Kelly
Title:  Director




SUNTRUST CAPITAL MARKETS, INC., AS THREE PILLARS AGENT AND
AS ADMINISTRATIVE AGENT


By:  /s/ David H. Edison
     -------------------
Name:  David H. Edison
Title:   Senior Vice President
         SunTrust Capita Markets, Inc.









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